Exhibit 10.54

FIRST AMENDMENT TO CRUDE OIL

GATHERING AND DEDICATION AGREEMENT

THIS FIRST AMENDMENT TO CRUDE OIL GATHERING AND DEDICATION AGREEMENT (“Ame11dme11t”) is made and entered into this 13111 day of July, 2018 (the “Effective Date”), by and between CPE Gathering Midcon, LLC, a Delaware limited liability company (“Gatherer”), and Continental Resources, Inc., an Oklahoma corporation (“Producer”). Gatherer and Producer are sometimes referred to in this Amendment singularly as a “Party” and collectively as the “Parties.”

Recitals

A. WHEREAS, Gatherer and Producer are parties to that certain Crude Oil Gathering and Dedication Agreement dated as of March 17, 2017 (the “Agreement”); and

B. WHEREAS, Gatherer and Producer desire to amend the Agreement as provided for herein.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Section 4.7.2, Phase II Gathering Receipt Points and Phase Ill Gathering Receipt Points, of the Agreement is hereby deleted and restated in its entirety to read as follows:

4.7.2 Phase II Gathering Receipt Points and Phase III Gathering Receipt Points. The Connection Due Date set forth in any Connection Notice for any Phase II Gathering Receipt Point or any Phase ill Gathering Receipt Point can be no sooner than the later of: (a) ninety (90) Days after the date of receipt of such Connection Notice by Gatherer; (b) sixty (60) Days from the date Producer has acquired and assigned to Gatherer all necessary right of way such that Gatherer can extend its System and establish such Phase II Gathering Receipt Point or Phase III Gathering Receipt Point, as the case may be; and ( c) October 1, 2018 for the Phase II Group B Wells listed as a “J alou” and October 15, 2018 for the Phase II Group B Wells listed as a “Homsey.”

2. Section 6.1, Fees, of the Agreement is hereby deleted and restated in its entirety to read as follows:

6.1 Fees. Except as otherwise provided in Section 4.6.3.2 and this Section 6, Gatherer shall charge and Producer shall pay the following fees:

6.1.1 Truck Unloading Fees. A fee equal to $0.153 per Barrel for all Dedicated Crude received at Trucking Receipt Points during each Month (“Truck Unloading Fee”).

6.1.2 Phase I Gathering Receipt Point Gathering Fees. A fee equal to $0.388 per Barrel for all Dedicated Crude received at Phase I Gathering Receipt Points during each Month (“Phase I Gathering Fee”).

6.1.3 Phase II Gathering Receipt Point Gathering Fees. A fee equal to $0.388 per Barrel for all Dedicated Crude received at Phase II Gathering Receipt Points from all Phase II Group A Wells during each Month (“Phase II Group A Gathering Fee”)~ and a fee equal to $0.850 per Barrel for all Dedicated Crude received at Phase II Gathering Receipt Points from all Phase II Group B Wells during each Month (“Phase II Group B Gathering Fee”).

6.1.4 Phase III Gathering Receipt Point Gathering Fees. A fee equal to $0.388 per Barrel for all Dedicated Crude received at Phase III Gathering Receipt Points during each Month (“Phase Ill Gathering Fee”, and together with the Phase I Gathering Fee, Phase II Group A Gathering Fee, and Phase II Group B Gathering Fee, the “Gathering Fee”).

6.1.5 Self-Connect Fee. Subject to this Section 6, Gatherer shall charge and Producer shall pay $0.250 per Barrel for all Dedicated Crude received through Gathering Receipt Points from Wells Producer elected to connect under Section 4.6.3.2 (“Self-Connect Fee”).

3. Section 6.2, Annual CPI Adjustment, of the Agreement is hereby deleted and restated in its entirety to read as follows:

6.2 Annual CPI Adjustment. The Truck Unloading Fee and Gathering Fees will be increased effective on each July I during the Term, commencing July 1, 2019, by a percentage equal to the percentage change increase (if any) calculated in accordance with the CPI Adjustment; provided, however, in the event the CPI Adjustment would result in an increase greater than two percent (2% ) on the applicable date of increase, such increase to the Truck Unloading Fee and Gathering Fees shall be limited to two percent (2% ). For the avoidance of doubt, in no event shall the Truck Unloading Fee or any Gathering Fee ever be decreased.

4. Exhibit “B” to the Agreement, CTF and System Specifications and Configuration, is hereby deleted and replaced in its entirety with a new Exhibit “B” attached hereto as Schedule 2.

5. Exhibit “C” to the Agreement, Definitions, is hereby amended as follows:

(a) the definition of “Gathering Fee” is hereby deleted and replaced in its entirety with the following:

“Gathering Fee” has the meaning set forth in Section 6.1.4 of this Agreement.

(b) there is hereby added a new definition of “Phase I Gathering Fee” to read as follows:

“Phase I Gathering Fee” has the meaning set forth in Section 6. l .2.

(c) there is hereby added a new definition of “Phase III Gathering Fee” to read as follows:

“Phase III Gathering Fee” has the meaning set forth in Section 6. l .4.

(d) there is hereby added a new definition of “Phase II Group A Gathering Fee” to read as follows:

“Phase II Group A Gathering Fee” has the meaning set forth in Section 6.1.3.

(e) there is hereby added a new definition of “Phase II Group B Gathering Fee” to read as follows:

“Phase II Group B Gathering Fee” has the meaning set forth in Section 6. 1.3.

(f) there is hereby added a new definition of “Phase II Group A Wells” to read as follows:

“Phase II Group A Wells” means the Wells appearing under the heading Group A Wells in Exhibit “E-2.”

(g) there is hereby added a new definition of “Phase II Group B Wells” to read as follows:

“Phase II Group B Wells” means the Wells appearing under the heading Group B Wells in Exhibit “E-2.’’

(h) the definition of “Self-Connect Fee” is hereby amended by replacing the reference to Section 6.1 contained therein and replacing such reference with Section 6. 1.5.

(i) the definition of “Truck Unloading Fee” is hereby amended by replacing the reference to Section 6.1 contained therein and replacing such reference with Section 6.1.1.

6. Exhibit “E-2” of the Agreement, Wells and Units Associated with Phase II Gathering Receipt Points, is hereby deleted in its entirety and replaced with a new Exhibit “E-2” attached hereto as Schedule 3.

7. The Parties acknowledge and agree: (a) if any of the “Jalou” Phase II Group B Wells are completed and producing Dedicated Crude prior to October 1, 2018, then Producer shall pay Gatherer the Phase II Group B Gathering Fee for such Wells until the earlier of October 1, 2018, or the date a Phase ll Gathering Receipt Point has been established for such “Jalou” Phase II Group B Wells; and (b) if any of the “Homsey” Phase II Group B Wells are completed and producing Dedicated Crude prior to October 15, 2018, then Producer shall pay Gatherer the Phase II Group B Gathering Fee for such “Homsey” Phase II Group B Wells until the earlier of October 15, 2018, or the date a Phase II Gathering Receipt Point has been established for such “Homsey” Phase II Group B Wells.

8. Except as amended by this Amendment, the Agreement shall remain in full force and effect pursuant to the terms hereof and thereof, and the Parties hereby ratify and confirm the Agreement as hereby amended. All references to the Agreement shall hereinafter be deemed to refer to the Agreement as amended hereby.

9. This Amendment will be governed by and construed in accordance with the laws of the State of Oklahoma, without regard to the principles of conflict of laws.

10. This Amendment may be executed in any number of counterparts, each of which will be considered an original, and all of which will be considered one and the same instrument. Any signature contained in a counterpart of this Amendment transmitted by facsimile or electronically will be deemed to be an original signature.

[Signatures on following page]

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized officers on the date first hereinabove written.

GATHERER:

CPE GATHER MIDCON, LLC

By:
Name:
Title:

PRODUCER:

CONTINENTAL RESOURCES, INC.

By:
Name:
Title:

SCHEDULE 2

[attached]

EXHIBIT “B” to CRUDE OIL GATHERING AND DEDICATION AGREEMENT

DATED EFFECTIVE MARCH 17, 2017

Phase I and Phase II

EXECUTION VERSION

confidential
Michael Verhagen
cpenergy.com
Dec 02, 2019 09:59

Exhibit B – CTF and System Specifications and Configuration

Page 2 of 2

SCHEDULE 3

[attached]

EXHIBIT “E-2” to CRUDE OIL GATHERING AND DEDICATION AGREEMENT

DATED EFFECTIVE MARCH 17, 2017

WELLS AND UNITS AS SOCIA TED WITH

PHASE II GATHERING RECEIPT POINTS

Group A Wells:

Well Name	County	State	Section	Township	Range
LADD 2-8-5XHW	BLAINE	OK	08/05	16N	10W
LADD 3-8-SXH	BLAINE	OK	08/05	16N	10W
LADD 4-8-SXHW	BLAINE	OK	08/05	16N	10W
LADD 5-8-5XH	BLAINE	OK	08/05	16N	10W
LADD 6-8-SXHW	BLAINE	OK	08/05	16N	10W
LADD 7-8-5XH	BLAINE	OK	08/05	16N	10W
LADD 8-8-SXH	BLAINE	OK	08/05	16N	10W
PARHAM 2-8-17XHW	BLAINE	OK	08/17	16N	10W
PARHAM 3-8-17XH	BLAINE	OK	08/17	16N	10W
PARHAM 4-8-17XHW	BLAINE	OK	08/17	16N	10W
PARHAM 5-8-17XH	BLAINE	OK	08/17	16N	10W
PARHAM 6-8-17XHW	BLAINE	OK	08/17	16N	10W
PARHAM 7-8-17XH	BLAINE	OK	08/17	16N	10W
PARHAM 8-8-17XH	BLAINE	OK	08/17	16N	10W
BROWNING 2-21-lGXH	BLAINE	OK	21/16	16N	10W
BROWNING 3-21-16XH	BLAINE	OK	21/16	16N	10W
BROWNING 4-21-16XH	BLAINE	OK	21/16	16N	10W
BROWNING 5-21-lGXH	BLAINE	OK	21/16	16N	10W
BROWNING 6-21-lGXH	BLAINE	OK	21/16	16N	10W
BROWNING 7-21-lGXH	BLAINE	OK	21/16	16N	10W
BROWNING 8-21-lGXH	BLAINE	OK	21/16	16N	10W
OPPEL 1-25-24XH	BLAINE	OK	25/24	16N	10W
OPPEL 2-25-24XH	BLAINE	OK	25/24	16N	10W
OPPEL 3-25-24XH	BLAINE	OK	25/24	16N	10W
OPPEL 4-25-24XH	BLAINE	OK	25/24	16N	10W
OPPEL 5-25-24XH	BLAINE	OK	25/24	16N	10W
OPPEL 6-25-24XH	BLAINE	OK	25/24	16N	10W
OPPEL 7-25-24XH	BLAINE	OK	25/24	16N	10W
OPPEL 8-25-24XH	BLAINE	OK	25/24	16N	10W

Group B Wells:

Well Name	County	State	Section	Township	Range
Quintle 2-10-3XH	BLAINE	OK	10	16N	10W
Quintle 3-10-3XH	BLAINE	OK	10	16N	10W
Quintle 4-10-3XH	BLAINE	OK	10	16N	10W
Quintle 5-10-3XH	BLAINE	OK	10	16N	10W
Quintle 6-10-3XH	BLAINE	OK	10	16N	10W
Jalou 1-25-36XHM	BLAINE	OK	24	15N	11W
Jalou 2-25-36XHM	BLAINE	OK	24	15N	11W
Jalou 3-25-36XHM	BLAINE	OK	24	15N	11W
Jalou 4-25-36XHM	BLAINE	OK	24	15N	11W
Homsey 2-22-27XHM	BLAINE	OK	22	15N	11W
Homsey 3-22-27XHM	BLAINE	OK	22	15N	11W
Homsey 4-22-27XHM	BLAINE	OK	22	15N	11W
Homsey 5-22-27XHM	BLAINE	OK	22	15N	11W
Homsey 6-22-27XHM	BLAINE	OK	22	15N	11W
Reba Jo 1-13H	BLAINE	OK	24/13	15N	11W
Reba Jo 2-13H	BLAINE	OK	24/13	15N	11W
Reba Jo 4-13H	BLAINE	OK	24/13	15N	11W
Reba Jo 5-13H	BLAINE	OK	24/13	15N	11W
Reba Jo 6-13H	BLAINE	OK	24/13	15N	11W
Reba Jo 7-13H	BLAINE	OK	24/13	15N	11W
Schulte Federal 6-19-18XHM	BLAINE	OK	19/30	15N	10W
Schulte Federal 7-19-18XHM	BLAINE	OK	19/30	15N	10W
Schulte Federal 8-19-18XHM	BLAINE	OK	19/30	15N	10W
Schulte Federal 9-19-18XHM	BLAINE	OK	19/30	15N	10W
Schulte FIU 2-19-18XHM	BLAINE	OK	19/30	15N	10W
Schulte FIU 3-19-18XHM	BLAINE	OK	19/30	15N	10W
Schulte FIU 4-19-18XHM	BLAINE	OK	19/30	15N	10W
Schulte FIU 5-19-18XHM	BLAINE	OK	19/30	15N	10W

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